UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2015

WPCS INTERNATIONAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
Of Incorporation)		Identification No.)

521 Railroad Avenue

Suisun City, California 94585

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:(707) 421-1300

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in the second and third paragraphs of Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

If the closing of the Debt Exchange occurs, the Series H Stock will be issued in a transaction that will not be registered under the Securities Act of 1933. Each share of Series H Stock will be convertible into 100 shares of the Company’s common stock. The number of shares of Series H Stock issued in the Debt Exchange will be dependent on the closing bid price of the Company’s common stock immediately prior to the closing of the Debt Exchange.

The Company will seek an order that the shares of Series H Stock will be issued in reliance upon the exemption from registration in Section 3(a)(10) of the Securities Act of 1933. If such order is not granted, but the closing of the Debt Exchange occurs, the Company intends to issue such shares in reliance upon Section 4(a)(2) of the Securities Act of 1933 as a transaction by an issuer not involved in a public offering.

Item 8.01 Other Events.

On June 30, 2015, WPCS International Incorporated (the “Company”) and the shareholder plaintiff entered into a settlement (the “Settlement”) with the two remaining defendants (the “Defendants”) in a case pending in the United States District Court for the Southern District of New York to resolve claims under Section 16 of the Securities Exchange Act of 1934.

Under the terms of the Settlement, the Defendants have agreed to the following: (1) payment of $315,0000 for the plaintiff’s attorney’s fees; (2) forgiveness of $400,000 of principal amount of debt owed by the Company to the Defendants; (3) an exchange of the remaining $405,000 of debt owed by the Company to the Defendants into shares of a yet to be designated Series H Convertible Preferred Stock, par value $0.0001 per share (“Series H Stock”), of the Company; (4) waiver of certain conditions preventing the Company from paying accrued dividends on its Series F-1 Convertible Preferred Stock and Series G-1 Convertible Preferred Stock in shares of the Company’s common stock; and (5) relinquishment of all voting rights the Defendants have in all shares of the Company’s preferred stock now held or hereinafter acquired. The Settlement was entered into solely by way of compromise and settlement and is not in any way an admission of liability by the Defendants.

Note that the exchange of debt for shares of the Company’s Series H Stock contemplated by clause (3) above (the “Debt Exchange”) is subject to the holders of two-thirds of the outstanding shares of the Company’s Series G Convertible Preferred Stock also agreeing to the Debt Exchange. Therefore no assurance can be made that the Debt Exchange will be consummated.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: June 30, 2015	By: /s/ Sebastian Giordano
Name: Sebastian Giordano
Title: Interim Chief Executive Officer